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MARQUIS FUNDS-REGISTERED TRADEMARK-

                       SUPPLEMENT DATED NOVEMBER 25, 1997
   TO THE PROSPECTUSES DATED JANUARY 28, 1997, AS SUPPLEMENTED MARCH 4, 1997

The Prospectuses, dated January 28, 1997, as supplemented March 4, 1997, are hereby amended and supplemented as follows:

At the end of the section entitled "THE ADVISER", add the following paragraph:

    On October 20, 1997, First Commerce Corporation ("First Commerce"), the parent of First National Bank of Commerce in New Orleans ("First NBC"), the Funds' investment adviser, and BANC ONE CORPORATION ("BANC ONE"), the parent of Bank One, Louisiana ("Bank One"), announced that they have signed a definitive agreement for the merger of First Commerce with BANC ONE CORPORATION. Subject to certain conditions being met, it is currently anticipated that First Commerce will merge with Bank One at the end of May 1998.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MRQ-G-001-01